BROWN ADVISORY FUNDS

Brown Advisory Mortgage Securities Fund
 (the “Fund”)

Institutional Shares (BAFZX)
Investor Shares (BIAZX)
Advisor Shares (Not Available for Sale)

Supplement dated January 11, 2021
to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) dated October 31, 2020

This supplement serves as notification of, and provides information regarding, certain changes to the Fund.

1. Change in Portfolio Managers for the Fund

Effective as of January 8, 2021, Thomas D.D. Graff, CFA, will take sole responsibility for the day-to-day portfolio management of the Fund.  Prior to that date, Mr. Graff had shared portfolio management duties with John Henry Iucker, CFA.  Accordingly, Mr. Iucker no longer serves as a portfolio manager to the Fund as of January 8, 2021.

If you have any questions, please call the Fund at 1-800-540-6807 (toll free) or 414-203-9064.

Investors should retain this supplement for future reference